                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 2000, (2000-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 2000 to December 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 2000.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 1


                                                                                      Total $                      Per $1,000
                                                                                       Amount                       Original
                                                                               -----------------------         ---------------------
A.  (1a) Amount available (including Monthly Servicing Fee)                             13,956,343.56
                                                                               ----------------------

     (b) Insurance Premium  (.28%)                                                         206,910.22
                                                                               ----------------------
     (c) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                               ----------------------

     (d) Amount Available after giving effect to withdrawal of Class M-1
         Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
         for prior Remittance Date                                                      13,749,433.34
                                                                               ----------------------

2.   Interest
         a. Class A-1 Remittance Rate (8.26%)                                                8.26000%
                                                                               ----------------------
         b. Class A-1 Interest                                                           5,277,851.42                    6.43640417
                                                                               ----------------------          --------------------

    (3)  Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                                                  0.00                             0
                                                                               ----------------------          --------------------

    (4) Remaining:
        a. Unpaid Class A-1 Interest Shortfall                                                   0.00                             0
                                                                               ----------------------          --------------------

B.  Principal
    (5) Formula Principal Distribution  Amount                                           6,913,342.94                           N/A
                                                                               ----------------------          --------------------
        a. Scheduled Principal                                                           1,798,606.94                           N/A
                                                                               ----------------------          --------------------
        b. Principal Prepayments                                                         3,825,494.14                           N/A
                                                                               ----------------------          --------------------
        c. Liquidated Contracts                                                            574,614.32                           N/A
                                                                               ----------------------          --------------------
        d. Repurchases                                                                           0.00                           N/A
                                                                               ----------------------          --------------------
        e. Current Month Advanced Principal                                              1,273,834.53                           N/A
                                                                               ----------------------          --------------------
        f. Prior Month Advanced Principal                                              (1,740,256.67)                          N/A
                                                                               ----------------------          --------------------
        g. Additional Principal Distribution                                             1,181,049.68
                                                                               ----------------------
    (6) Pool Scheduled Principal Balance                                               951,174,834.94
                                                                               ----------------------

    (7) Adjusted Pool Principal Balance                                                949,901,000.41                  969.28673511
                                                                               ----------------------          --------------------
   (7a) Pool Factor                                                                        0.96928674
                                                                               ----------------------
    (8) Net Certificate Balance                                                        919,844,732.42
                                                                               ----------------------
    (9) Pre-Funded Amount                                                                        0.00
                                                                               ----------------------
        Over-Collateralization Amount (40,000,000.00 cap)                               30,056,267.99
                                                                               ----------------------
   (10) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                                 0.00
                                                                               ----------------------

   (11) Class A-1 Percentage for such Remittance Date                                         100.00%
                                                                               ----------------------

   (12) Class A-1 Percentage for the following  Remittance Date                               100.00%
                                                                               ----------------------

   (13) Class A-1 Principal distribution                                                 6,913,342.94                    8.43090602
                                                                               ----------------------          --------------------

   (14) Class A-1 Principal Balance                                                    759,844,732.42
                                                                               ----------------------
  (14a) Class A-1 Pool Factor                                                              0.92663992                  926.63991759
                                                                               ----------------------          --------------------
   (15) Unpaid Class A-1 Principal Shortfall
        (if any)following current Remittance Date                                                0.00
                                                                               ----------------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
   (16) 31-59 days                                                                      13,719,194.06                           417
                                                                               ----------------------          --------------------
   (17) 60 days or more                                                                 21,162,986.66                           480
                                                                               ----------------------          --------------------
   (18) Current Month Repossessions                                                      3,159,534.24                            80
                                                                               ----------------------          --------------------
   (19) Repossession Inventory                                                           6,430,123.93                           162
                                                                               ----------------------          --------------------
   (20) Weighted Average Contract Rate                                                       11.09546
                                                                               ----------------------

                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                  December-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 2


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in August 2004)

(21) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date                              2.90%
                                                                               ----------------------

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 3.75%)                                                                  2.26%
                                                                               ----------------------

(22) AverageThirty - Day Delinquency Ratio Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date                             4.34%
                                                                               ----------------------

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         to be satisfied may not exceed 5.5%)                                                   3.71%
                                                                               ----------------------

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; to be satisfied may not exceed 5.5% from August 1, 2004 to
         July 31, 2005,  7.0%  from August 1, 2005 to July 31,
         2006, 9.0% from August 1, 2006 to July 31, 2007 and 10.0%                              0.06%
         thereafter)                                                           ----------------------

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                               174,986.65
                                                                               ----------------------
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
         Remittance and for current Remittance Date;
         to be satisfied, may not exceed 2.25%)                                                 0.16%
                                                                               ----------------------

(25) Class M Principal Balance Test

     (a) The sum of Class M Principal Balance and Class B Principal
         Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
         Date (must equal or exceed 22.5%)                                                     19.89%
                                                                               ----------------------

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date greater than $17,000,000.0         75,000,000.00
                                                                               ----------------------

     (b) Class B Principal Balance (before any distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 11.25%.                   10.99%
                                                                               ----------------------


                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                  December-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 3

                                                                                      Total $                      Per $1,000
                                                                                       Amount                       Original
                                                                               -----------------------         ---------------------
CLASS M-1 CERTIFICATES
----------------------
(27) Amount available (including Monthly Servicing Fee)                                  1,558,238.98
                                                                               ----------------------

A. Interest
   (28) Aggregate interest

        (a) Class M-1 Remittance Rate 8.26%, unless
            Weighted Average Contract Rate is below 8.26%)                                      8.26%
                                                                               ----------------------

        (b) Class M-1 Interest                                                             309,750.00                    6.88333333
                                                                               ----------------------          --------------------

   (29) Amount applied to Class M-1 Interest Deficiency Amount                                   0.00
                                                                               ----------------------

   (30) Remaining unpaid Class M-1 Interest Deficiency Amount                                    0.00
                                                                               ----------------------

   (31) Amount applied to:
        a. Unpaid Class M-1 Interest Shortfall                                                   0.00                             0
                                                                               ----------------------          --------------------

   (32) Remaining:
        a. Unpaid Class M-1 Interest Shortfall                                                   0.00                             0
                                                                               ----------------------          --------------------

B. Principal
   (33) Formula Principal Distribution Amount                                                    0.00                           N/A
                                                                               ----------------------          --------------------
        a. Scheduled Principal                                                                   0.00                           N/A
                                                                               ----------------------          --------------------
        b. Principal Prepayments                                                                 0.00                           N/A
                                                                               ----------------------          --------------------
        c. Liquidated Contracts                                                                  0.00                           N/A
                                                                               ----------------------          --------------------
        d. Repurchases                                                                           0.00                           N/A
                                                                               ----------------------          --------------------

   (34) Class M-1 Principal Balance                                                     45,000,000.00                 1000.00000000
                                                                               ----------------------          --------------------

  (35a) Class M-1 Pool Factor                                                              1.00000000
                                                                               ----------------------

   (36) Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                               ----------------------

   (37) Class M-1  Principal Distribution:
        a. Class M-1 (current)                                                                   0.00                    0.00000000
                                                                               ----------------------          --------------------
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date                                              0.00
                                                                               ----------------------

   (38) Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                               0.00
                                                                               ----------------------

   (39) Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                               ----------------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                  December-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 4

                                                                                      Total $                      Per $1,000
                                                                                       Amount                       Original
                                                                               -----------------------         ---------------------
CLASS M-2 CERTIFICATES
----------------------
(27) Amount available (including Monthly Servicing Fee)                                  1,248,488.98
                                                                               ----------------------

A.  Interest
    (28) Aggregate interest

         (a) Class M-2 Remittance Rate 8.26%, unless
             Weighted Average Contract Rate is below 8.26%)                                     8.26%
                                                                               ----------------------

         (b) Class M-2 Interest                                                            275,333.33                    6.88333325
                                                                               ----------------------          --------------------

    (29) Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                               ----------------------

    (30) Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                               ----------------------

    (31) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                             0
                                                                               ----------------------          --------------------

    (32) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                             0
                                                                               ----------------------          --------------------

B.  Principal
    (33) Formula Principal Distribution  Amount                                                  0.00                           N/A
                                                                               ----------------------          --------------------
         a. Scheduled Principal                                                                  0.00                           N/A
                                                                               ----------------------          --------------------
         b. Principal Prepayments                                                                0.00                           N/A
                                                                               ----------------------          --------------------
         c. Liquidated Contracts                                                                 0.00                           N/A
                                                                               ----------------------          --------------------
         d. Repurchases                                                                          0.00                           N/A
                                                                               ----------------------          --------------------

    (34) Class M-2 Principal Balance                                                    40,000,000.00                 1000.00000000
                                                                               ----------------------          --------------------

   (35a) Class M-2 Pool Factor                                                             1.00000000
                                                                               ----------------------

    (36) Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                               ----------------------


    (37) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                                  0.00                    0.00000000
                                                                               ----------------------          --------------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                               ----------------------

    (38) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                               ----------------------

    (39) Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                               ----------------------

PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                  December-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 5

                                                                                      Total $                      Per $1,000
                                                                                       Amount                       Original
                                                                               -----------------------         ---------------------
Class BI-A&B CERTIFICATES
-------------------------

  (1) Amount Available less the Class A
      Distribution Amount and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                             973,155.65
                                                                               ----------------------

  (2) Class B-1 Remittance Rate (8.26%
      unless Weighted Average Contract Rate
      is below 8.26%)                                                                           8.26%
                                                                               ----------------------

  (3) Aggregate Class B1 Interest                                                          240,916.67                    6.88333343
                                                                               ----------------------          --------------------

  (4) Amount applied to Unpaid
      Class B1 Interest Shortfall                                                                0.00                          0.00
                                                                               ----------------------          --------------------

  (5) Remaining Unpaid Class B1
      Interest Shortfall                                                                         0.00                          0.00
                                                                               ----------------------          --------------------

  (6) Amount applied to Class B-1
      Interest Deficiency Amount                                                                 0.00
                                                                               ----------------------

  (7) Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                                 0.00
                                                                               ----------------------

  (8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                                   0.00
                                                                               ----------------------

 (8a) Class B Percentage for such Remittance Date                                                0.00
                                                                               ----------------------

  (9) Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                       0.00                    0.00000000
                                                                               ----------------------          --------------------

(10a) Class B1 Principal Shortfall                                                               0.00
                                                                               ----------------------

(10b) Unpaid Class B1 Principal Shortfall                                                        0.00
                                                                               ----------------------

 (11) Class B Principal Balance                                                         75,000,000.00
                                                                               ----------------------

 (12) Class B1 Principal Balance                                                        35,000,000.00
                                                                               ----------------------
(12a) Class B1 Pool Factor                                                                 1.00000000
                                                                               ----------------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                                                   SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                  December-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 6

                                                                                       Total $                      Per $1,000
                                                                                        Amount                       Original
                                                                               -----------------------         ---------------------
CLASS B2 CERTIFICATES
---------------------
  (13) Remaining Amount Available                                                          732,238.98
                                                                               ----------------------

  (14) Class B-2 Remittance Rate (10.00%
       unless Weighted Average Contract
       Rate is less than 10.00%)                                                               10.00%
                                                                               ----------------------

  (15) Aggregate Class B2 Interest                                                         333,333.33                    8.33333325
                                                                               ----------------------          --------------------

  (16) Amount applied to Unpaid
       Class B2 Interest Shortfall                                                               0.00                          0.00
                                                                               ----------------------          --------------------

  (17) Remaining Unpaid Class B2
       Interest Shortfall                                                                        0.00                          0.00
                                                                               ----------------------          --------------------

  (18) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                                                  0.00
                                                                               ----------------------

  (19) Class B2 Principal Liquidation Loss Amount                                                0.00
                                                                               ----------------------

  (20) Class B2 Principal (zero until class B1
       paid down: thereafter, Class B Percentage
       of formula Principal Distribution Amount)                                                 0.00                    0.00000000
                                                                               ----------------------          --------------------

  (21) Guarantee Payment                                                                         0.00
                                                                               ----------------------

  (22) Class B2 Principal Balance                                                       40,000,000.00
                                                                               ----------------------
 (22a) Class B2 Pool Factor                                                                1.00000000
                                                                               ----------------------
Class C Certificates
--------------------

  (23) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
       Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
       Amount,Class M-1 Distribution Amount, Class B-1 Distribution
       Amount and Class B-2 Distribution Amount, if the Company or
       Green Tree Financial Servicing Corp. is the Servicer)                               398,905.65
                                                                               ----------------------

  (24) Class B-3I Distribution Amount                                                            0.00
                                                                               ----------------------

  (25) Class B-3I Shortfall                                                                564,622.33
                                                                               ----------------------

  (26) Unpaid Class B-3I Shortfall                                                         381,273.92
                                                                               ----------------------

  (27) Class M-1 Interest Deficiency on such Remittance Date                                     0.00
                                                                               ----------------------

  (28) Class B-1 Interest Deficiency on such Remittance Date                                     0.00
                                                                               ----------------------
